UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2021

TTM TECHNOLOGIES, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-31285	91-1033443
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 East Sandpointe, Suite 400, Santa Ana, CA	92707
(Address of principal executive offices)	(Zip Code)

(714) 327-3000

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TTMI	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 2 – Financial Information

Item 2.02.	Results of Operations and Financial Condition

On February 3, 2021, TTM Technologies, Inc. (the “Company”) issued a press release announcing results for its fourth quarter and fiscal year 2020, which ended December 28, 2020, and guidance for its first quarter 2021. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

As previously announced, the Company will host a conference call on Wednesday, February 3, 2021, at 4:30 p.m. Eastern Time/1:30 p.m. Pacific Time to discuss its fourth quarter and fiscal year 2020 performance and first quarter 2021 outlook. Dial-in information for the call is as follows: Telephone access is available by dialing domestic 1-800-458-4121 or international 323-794-2093 (ID 2336839). The conference call also will be webcast on TTM’s website at www.ttm.com.

As provided in General Instruction B.2 to Form 8-K, the information furnished in Item 2.02 and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities under that Section, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly provided by specific reference in such filing.

Section 8 – Other Events

Item 8.01.	Other Events

On February 3, 2021, the Company announced that its Board of Directors authorized and approved a share repurchase program. Under the program the Company may repurchase up to $100 million in value of the Company’s outstanding shares of common stock from time to time through February 3, 2023. The Company may repurchase shares through open market purchases, privately-negotiated transactions, or otherwise in accordance with applicable federal securities laws, including Rule 10b-18 of the Exchange Act which sets certain restrictions on the method, timing, price and volume of open market stock repurchases. In addition, the Company expects to adopt one or more trading plans in accordance with Rule 10b5-1 of the Exchange Act to facilitate certain purchases that may be effected under the share repurchase program. The timing, manner, price and amount of any repurchases will be determined at the Company’s discretion, and the share repurchase program may be suspended, terminated or modified at any time for any reason. The repurchase program does not obligate the Company to acquire any specific number of shares.

This report contains forward-looking information, as that term is defined under the Exchange Act, including information regarding purchases by the Company of its common stock pursuant to the share repurchase program and any Rule 10b5-1 trading plans. By their nature, forward-looking information and statements are subject to risks, uncertainties, and contingencies, including changes in price and volume and the volatility of the Company’s common stock; adverse developments affecting either or both of prices and trading of exchange-traded securities, including securities listed on NASDAQ; and unexpected or otherwise unplanned or alternative requirements with respect to the capital investments of the Company. The Company does not undertake to update any forward looking statements or information, including those contained in this report.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits

Exhibit Number	Description

99.1	Press release regarding earnings results, dated February 3, 2021

99.2	Press release regarding share repurchase program, dated February 3, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TTM TECHNOLOGIES, INC.

Date: February 3, 2021	/s/ Daniel J. Weber
	By:	Daniel J. Weber
Senior Vice President, General Counsel & Secretary